UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1
Norwell, Massachusetts		02061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2024, DIH Holding US, Inc. (the “Company”) issued a press release reporting its results of operations for the fiscal quarter ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with Company management, determined that the Company’s interim financial statements (collectively, the “Prior Period Financial Statements”) as of and for the three months ended June 30, 2024 (the “Non-Reliance Period”) included in the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) on August 19, 2024 (the “Form 10-Q”) and in the Company’s Registration Statement on Form S-1 which was initially filed with the SEC on July 26, 2024 and declared effective by the SEC on October 18, 2024 (the “Form S-1”) should no longer be relied upon. Management and the Audit Committee have determined that the errors (described below) in the unaudited interim consolidated financial statements for the Non-Reliance Period require a restatement of the Prior Period Financial Statements (the “Restatement”). The previously filed Form 10-Q for the Prior Period Financial Statements has not been amended yet. Accordingly, investors should no longer rely upon the Company’s Prior Period Financial Statements for this period and any earnings releases, investor presentations or other communications relating to this period.

During the preparation of the Company’s financial statements as of and for the three and six months ended September 30, 2024, the Company identified two device sales and related cost of sales which should have been recognized in the quarter ended June 30, 2024 when the transfer of control occurred. The device sales had erroneously not been recorded in the originally issued Form 10-Q. The errors in the unaudited condensed consolidated financial statements for the June 30, 2024 Non-Reliance Periods noted above will be corrected in the restated financial statements for the June 30, 2024 Non-Reliance Period in an amendment to the previously-filed Form 10-Q and a Post-Effective Amendment to the Form S-1.

As the Company is restating the June 30, 2024 Non-Reliance Period, we are taking the opportunity to adjust for immaterial adjustments identified during the current review period, or were passed in the prior review period.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with BDO AG, the Company’s independent registered public accounting firm as of the date of the filing.

Item 9.01 Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

99.1	Release dated November 14, 2024
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date:	November 14, 2024	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman